Exhibit 99.1

C A U T I O N A R Y N O T E O N F O R W A R D - L O O K I N G S T A T E M E N T S

C O M P A N Y O V E R V I E W • T I C K E R • R E C E N T S T O C K P R I C E • S H A R E S O U T S T A N D I N G : • M A R K E T C A P • H E A D Q U A R T E R S • E M P L O Y E E S • W E B S I T E

COMPANY HIGHLIGHTS

Proprietary Industry 4.0 solutions for industrial autonomous vehicles

- Cyngn's Enterprise Autonomy Suite (EAS) is a proprietary, full-stack software solution for operating fleets of autonomous vehicles in various industrial applications (beta stage) and delivering real-time industrial intelligence insights.
- Cyngn's technology can operate a wide range of vehicle types, creating unique opportunities for productivity and scalability across sites.

Large market opportunity fueled by the need to achieve productivity goals

- Labor shortage, increase in labor cost and supply chain disruptions accelerate the demand for automated solutions.
- 883,000 material handling vehicles shipped by the top 10 manufacturers in 2019.[1] The labor cost to drive these vehicles for two shifts per day is >$119B.[2]

Experienced leadership supported by global partnerships

- The executive team has 20+ years of combined experience in AI/ML and mobility at companies such as Facebook, Baidu, and Maxim Integrated, including leadership roles at startups acquired by Tesla and Facebook.
- Renowned partners include Columbia Vehicle Group, First Transit, Here Maps, Formel D, and more.

1. ABI Research Whitepaper: "Trends In Supporting And Scaling Modern Automation"

2. Bureau of Labor Statistics: "Employer Costs For Employee Compensation – June 2021", and management estimates

I N D U S T R I A L V E H I C L E S M O V E T H E W O R L D

M A N U A L L A B O R C O M E S A T A V E R Y H I G H C O S T • • $ 1 4 0 b i l l i o n • • • • • •

THE SOLUTION IS AUTOMATION

FORWARD-LOOKING ENTERPRISES THAT HARNESS AUTOMATION BENEFIT FROM:

INCREASED PRODUCTIVITY

INCREASED SAFETY

LOWER COST OF LABOR

REDUCED DEPENDENCE ON LABOR

Automation enables new forms of competitive advantage

EVOLVE OR BE DISRUPTED

OUR MISSION AND VISION

Our mission is to develop and deploy **autonomous driving software**, built to serve a broad spectrum of industrial applications, from logistics to mining.

Our solutions will give our customers a **competitive advantage** in the race to efficiency, safety, and productivity.

Our vision is to be the leading advanced autonomy software solution for **industrial and commercial** enterprises.

We are applied autonomy.

883 , 000 $32 4 , 174 $ 11 9 + B I LL I ON ¹ " E V E R Y T H I N G T H A T M O V E S W I L L B E C O M E A U T O N O M O U S "

WIDE ADOPTION OF AUTONOMOUS VEHICLES STARTS WITH INDUSTRIAL APPLICATIONS

Compared to Passenger Vehicles, Industrial Vehicles Offer:

- MORE STRUCTURED OPERATION
- LOWER SPEED REQUIREMENTS
- LOWER REGULATORY HURDLES
- PREDICTABLE WORKFLOWS
- LESS COMPLEX ROUTES
- MORE COMMONALITY FROM SITE TO SITE
- CONTROLLED INTERACTIONS WITH TRAINED HUMANS








CYNGN

• M A T E R I A L H A N D L I N G I S J U S T T H E B E G I N N I N G $ 1 1 9 B

B E S T O F A U T O N O M O U S D R I V I N G W E B R I N G T H E T E C H N O L O G Y T O I N D U S T R I A L A P P L I C A T I O N S

O U R C O M P E T I T I V E A D V A N T A G E Y O U R V E H I C L E P O W E R E D B Y O U R S O F T W A R E M U L T I P L E A P P L I C A T I O N S A D V A N C E D A U T O N O M Y ▪ ▪ ▪ ▪ ▪ ▪ ▪

D R I V E M O D C Y N G N I N S I G H T C Y N G N E V O L V E • • • • • • • • • • C Y N G N ' S E N T E R P R I S E A U T O N O M Y S U I T E ( E A S ) *

▪ ▪ ▪ ▪ ▪ S E E D R I V E M O D D E C I D E ▪ ▪ ▪ ▪ ▪ A C T ▪ ▪ ▪ ▪

C Y N G N I N S I G H T

C Y N G N E V O L V E

C Y N G N ’ S E A S U N D E R P I N S T H R E E I N D U S T R Y 4 . 0 P I L L A R S ▪ ▪ ▪

C O L L A B O R A T I V E G O - T O - M A R K E T A P P R O A C H

2 0 1 7 2 0 1 6 2 0 1 9 T R A I N H A R D , D R I V E E A S Y

B U I L D I N G W I T H A N O E M I N F I N I T R A C K E R L A U N C H R E C E N T M I L E S T O N E S L A U N C H O F D R I V E M O D K I T E X P A N D I N G T O F O R K L I F T S

C Y N G N E A S W I L L B E O F F E R E D A S S A A S V I A A N N U A L L I C E N S E P E R V E H I C L E P r i c i n g F a c t o r s : • • • • R e m e m b e r :

P H A S E 1 P H A S E 2 P H A S E 3 P H A S E 4 L A N D & E X P A N D • • • • • • • • • • • • R e a l - w o r l d E x a m p l e :

practical applications in the growing automation market Proprietary, innovative technologies partnerships with reputable global firms best - in - class R&D team K E Y T A K E A W A Y S

I N V E S T O R R E L A T I O N S A t C y n g n A t T h e E q u i t y G r o u p

A P P E N D I X

• • • • D R I V E A U T O N O M O U S E S G V E H I C L E S I M P A C T • •

BALANCE SHEET HIGHLIGHTS

Following the completion of a private placement in April 2022, Cyngn is well capitalized with $36.6 million in cash and cash equivalents on the balance sheet.

	12.31.21	3.31.22	3.31.22 Pro Forma Includes PIPE Proceeds
Cash & Cash Equivalents (including restricted cash)	$21.9m	$18.5m	$36.6m
Working Capital	$22.1m	$18.2m	$36.3m
Total Stockholder's Equity	$22.2m	$19.0m	$37.2m